UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 23, 2015

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)
Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)
1-9610 (Commission File Number)	1-15136 (Commission File Number)
59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom (Address of principal executive offices) (Zip code)
(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 23 8065 5000 (Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report.)	None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Section 2 – Financial Information.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 23, 2015, in respect of all of the facilities provided under our $1.7 billion, €500 million and £150 million multi-currency revolving credit agreement, as amended and restated on June 16, 2014, by and among Carnival Corporation, Carnival plc, and certain of Carnival Corporation and Carnival plc subsidiaries, Bank of America Merrill Lynch International Limited, as Facilities Agent, Bank of America Merrill Lynch International Limited, Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Goldman Sachs Bank USA, Intesa Sanpaolo S.p.A., J.P. Morgan Limited, Lloyds Bank plc, Mizuho Bank, Ltd and The Royal Bank of Scotland plc, as mandated lead arrangers, and each of the other banks or other institutions party thereto (the “Facility Agreement”), the termination date was extended from June 16, 2019 to June 16, 2020 pursuant to the extension request procedures set forth in the Facility Agreement. A description of the Facility Agreement was disclosed in Item 2.03 of the Form 8-K filed by Carnival Corporation and Carnival plc on June 17, 2014 and is hereby incorporated by reference into this Item 2.03 except with reference to the expiration date of the Facility Agreement.

Some of the lenders under the Facility Agreement and their affiliates have various relationships with Carnival Corporation, Carnival plc and certain of their subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, Carnival Corporation and Carnival plc have entered into other loan arrangements as well as fuel, interest rate swap and foreign currency exchange derivative arrangements with certain of the lenders and their affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 27, 2015	Date:	April 27, 2015